                                                       Exhibit 23.3

                            [LETTERHEAD OF KPMG LLP]



                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
MidAmerica Realty Services Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                        KPMG LLP

KPMG LLP
Des Moines, Iowa
August 31, 1999